UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Our press release dated October 27, 2010, concerning third quarter 2010 financial results, furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 27, 2010, Helix issued a press release announcing its third quarter results of operations for the period ended September 30, 2010.  In addition, on October 28, 2010, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Furnished as Exhibits 99.1 and 99.2 to this report, respectively, and incorporated herein by reference are the press release and the slides for the Third Quarter 2010 Conference Call Presentation issued by Helix. The presentation materials will also be posted beginning on October 27, 2010 in the Presentations section under Investor Relations of Helix’s website, www.HelixESG.com.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits to this report furnished pursuant to items 2.02 and 7.01 are as follows:

Number                      Description
----------                      --------------

99.1	Press Release of Helix Energy Solutions Group, Inc. dated October 27, 2010 titled “Helix Reports Third Quarter 2010 Results.”

99.2	Third Quarter 2010 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           October 28, 2010

HELIX ENERGY SOLUTIONS GROUP, INC.

By:              /s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated October 27, 2010 titled “Helix Reports Third Quarter 2010 Results.”

99.2	Third Quarter 2010 Conference Call Presentation.